                                                                   EXHIBIT 10.17


                           NOTE MODIFICATION AGREEMENT


          This NOTE MODIFICATION AGREEMENT (this "Agreement") is dated as of June 30, 2000, between TEXAS PETROCHEMICALS LP, a Texas limited partnership, and the banks and financial institutions listed on the signature pages hereto (the "Lenders").


                                    RECITALS

          A. Pursuant to Articles 5.17 through 5.20 of the Texas Business Corporation Act, as amended, and Section 2.15 of the Texas Revised Limited Partnership Act, as amended, and that certain Plan of Conversion effective June 30, 2000, Texas Petrochemicals Corporation, a Texas corporation (the "Corporate Borrower"), converted (the "Conversion") to Texas Petrochemicals LP, a Texas limited partnership (the "LP Borrower"), effective June 30, 2000. As used herein, the term "Company" means the Corporate Borrower prior to the Conversion and the LP Borrower thereafter.

          B. Pursuant to Section 5.20 of the Texas Business Corporation Act, all liabilities and obligations of the Corporate Borrower continue as liabilities and obligations of the LP Borrower following the Conversion.

          C. The Lenders, the Corporate Borrower, TPC Finance Corp., a Texas corporation that was merged into the Corporate Borrower, the Agent and Co-Documentation Agents referred to therein, executed that certain Credit Agreement dated as of July 1, 1996, as amended by the First Amendment to Credit Agreement dated as of March 28, 1997, a Waiver and Second Amendment dated as of June 30, 1997, a Third Amendment to Credit Agreement dated as of June 30, 1998, and a Fourth Amendment to Credit Agreement dated as of June 30, 1999 (said Credit Agreement as so amended, the "Original Credit Agreement", pursuant to which the Corporate Borrower executed and delivered to each of the Lenders that were original parties to the Original Credit Agreement the following:

     (1) a Term Note A (as said term is defined in the Original Credit Agreement) in a principal amount equal to the Term Loan A Commitment of such Lender, as defined and set forth in the Original Credit Agreement (individually an "Original Term Note A" and collectively, the "Original Term Notes A");

     (2) a Term Note B (as said term is defined in the Original Credit Agreement) in a principal amount equal to the Term Loan B Commitment of such Lender, as defined and set forth in the Original Credit Agreement (individually an "Original Term B Note" and collectively the "Original Term Notes B");

     (3) an ESOP Note (as said term is defined in the Original Credit Agreement) in a principal amount equal to the ESOP Loan Commitment of such Lender, as defined and set forth in the Original Credit Agreement (individually an "Original ESOP Note" and collectively the "Original ESOP Notes");

     (4) a Revolving Credit Note (as said term is defined in the Original Credit Agreement) in a principal amount equal to the Revolving Credit Commitment of such Lender, as defined and set forth in the Original Credit Agreement (individually an "Original Revolving Credit Note" and collectively the "Original Revolving Credit Notes");

and executed and delivered to the Swing Line Lender a Swing Line Note (as said term is defined in the Original Credit Agreement) in a principal amount equal to the Swing Line Commitment of the Swing Line Lender, as defined and set forth in the Original Credit Agreement (the "Original Swing Line Note"). The terms "Original Term Notes A", "Original Term Notes B", "Original ESOP Notes", "Original Revolving Credit Notes" and "Original Swing Line Note", as used herein, shall also include in each case any notes of like series issued in substitution or exchange therefor, or in subsequent substitutions or exchanges, and the Original Term Notes A, Original Term Notes B, Original ESOP Notes, Original Revolving Credit Notes and Original Swing Line Note most recently issued and outstanding and held by the Lenders currently parties to the Original Credit Agreement are referred to herein as the "Existing Term Notes A", "Existing Term Notes B", "Existing ESOP Notes", "Existing Revolving Credit Notes" and "Existing Swing Line Note", respectively, and individually as an "Existing Note" and collectively as the "Existing Notes".

               D. The Lenders, the Agent, the Co-Documentation Agents, the Company and TPC Holding Corp., a Delaware corporation (the "Parent"), have executed and delivered that certain Amended and Restated Credit Agreement (as it may be further amended, supplemented and restated, the "Credit Agreement") dated as of the date hereof to reflect changes to the Original Credit Agreement required as a result of the Conversion.

               E. Pursuant to the Credit Agreement, the parties thereto have agreed to modify each of the Existing Notes as provided herein.

               NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               1. Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

               2. Each of the Existing Revolving Credit Notes is hereby modified to read in all respects as does the form of Revolving Credit Note constituting
Exhibit 2.01 to the Credit Agreement (as in effect on the date hereof), except that the date, original principal amount (as expressed in words and in figures) and named payee thereof, in each case as set forth in the Existing Note, shall remain unchanged, and the designation "Exhibit 2.01" shall be deemed deleted.


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               3. Each of the Existing Term Notes A is hereby modified to read in all respects as does the form of Term Note A constituting Exhibit 2.05B to the Credit Agreement, except that the dates and the named payee thereof shall remain unchanged, the designation "Exhibit 2.05B" shall be deemed deleted and the principal amount (as expressed in words and figures) shall be the Term Loan A Amount.

               4. Each of the Existing Term Notes B is hereby modified to read in all respects as does the form of Term Note B constituting Exhibit 2.05C to the Credit Agreement except that the date and the named payee thereof shall remain unchanged, the designation "Exhibit 2.05C" shall be deemed deleted and the principal amount (as expressed in words and figures) shall be the Term Loan B Amount.

               5. Each of the Existing ESOP Notes is hereby modified to read in all respects as does the form of ESOP Note constituting Exhibit 2.05D to the Credit Agreement, except that the date and the named payee thereof shall remain unchanged, the designation "Exhibit 2.05D" shall be deemed deleted and the principal amount (as expressed in words and figures) shall be the ESOP Loan Amount..

               6. The Existing Swing Line Note is hereby modified to read in all respects as does the form of Swing Line Note constituting Exhibit 2.05E to the Credit Agreement except that the date, original principal amount (as expressed in words and figures) and the named payee thereof shall remain unchanged and the designation "Exhibit 2.05E" shall be deemed deleted.

               7. From and after the date hereof, the Existing Notes and an executed counterpart of this Agreement shall be conclusive evidence, and the only evidence, of the terms, conditions and provisions of the Existing Notes as modified by this Agreement. As contemplated by the Credit Agreement, any Notes of any series issued in substitution or exchange for any Existing Notes of like series, or in subsequent substitutions or exchanges, shall be in the respective form for Notes of such Series prescribed by the Credit Agreement as in effect at the time of such issuance.

               8. Upon the Effective Date, all references in the Credit Agreement to the "Notes", including, without limitation, the Revolving Credit Notes, the Term Notes A, the Term Notes B, the ESOP Notes and Swing Line Note, shall mean and include the Existing Revolving Credit Notes, the Existing Term Notes A, the Existing Term Notes B, the Existing ESOP Notes and the Existing Swing Line Note as modified by this Agreement.

               9. The Company acknowledges and agrees that, except as herein modified, the Existing Notes, and, except as contemplated by the Credit Agreement concurrently herewith, all agreements, instruments and documents executed in connection with the Notes, or in the performance of the Company's obligations under any and all of such agreements and instruments, shall in all respects remain in full force and effect according to the terms, provisions and conditions thereof.


                                      -3-
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               10. This Agreement may be executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

               11. This Agreement and the rights and remedies of the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas.

                                        COMPANY:


                                          TEXAS PETROCHEMICALS LP

                                          By: TPC HOLDING CORP.,
                                              as General Partner


                                              By:   /s/ Brian Bourque
                                                    ----------------------------
                                              Name:     Brian K. Bourque
                                                    ----------------------------
                                              Title:    Vice President - Finance
                                                    ----------------------------


                                      -4-
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                                        SWING LINE LENDER:

                                             CHASE BANK OF TEXAS,
                                             NATIONAL ASSOCIATION


                                             By: /s/ D. G. Mills
                                                 -------------------------------
                                                     D. G. Mills
                                                     Senior Vice President


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                                        Lender:

                                             ABN AMRO BANK N.V.


                                             By: ABN AMRO NORTH AMERICA,
                                                 INC., as Agent


                                                 By:   /s/ Kevin P. Costello
                                                       -------------------------
                                                 Name:     Kevin P. Costello
                                                       -------------------------
                                                 Title:    Group Vice President
                                                       -------------------------


                                                 By:   /s/ Steven M. Buehler
                                                       -------------------------
                                                 Name:     Steven M. Buehler
                                                       -------------------------
                                                 Title:    Vice President
                                                       -------------------------


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                                     Lender:


                                        THE BANK OF NOVA SCOTIA


                                        By:   /s/ F.O.H. Ashby
                                              ----------------------------------
                                        Name:     F.O.H. Ashby
                                              ----------------------------------
                                        Title:    Senior Manager Loan Operations
                                              ----------------------------------


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                                        Lender:


                                             BANK OF SCOTLAND


                                             By:   /s/ Annie Glynn
                                                   -----------------------------
                                             Name:     Annie Glynn
                                                   -----------------------------
                                             Title:    Senior Vice President
                                                   -----------------------------


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                                        Lender:


                                             BNP PARIBAS


                                             By:    /s/ Christopher S. Goodwin
                                                    ---------------------------
                                             Name:      Christopher S. Goodwin
                                                    ---------------------------
                                             Title:     Director
                                                    ---------------------------


                                             By:    /s/ Lee S. Buckner
                                                    ---------------------------
                                             Name:      Lee S. Buckner
                                                    ---------------------------
                                             Title:     Managing Director
                                                    ---------------------------


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                                        Lender:


                                             HIBERNIA NATIONAL BANK


                                             By:   /s/ Nancy G. Moragas
                                                   -----------------------------
                                             Name:     Nancy G. Moragas
                                                   -----------------------------
                                             Title:    Assistant Vice President
                                                   -----------------------------


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                                        Lender:


                                             THE CIT GROUP/BUSINESS CREDIT, INC.


                                             By:   /s/ Alan R. Schnacke
                                                   -----------------------------
                                             Name:     Alan R. Schnacke
                                                   -----------------------------
                                             Title:    Assistant Vice President
                                                   -----------------------------

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                                        Lender:


                                             CHASE BANK OF TEXAS,
                                             NATIONAL ASSOCIATION


                                             By: /s/ D. G. Mills
                                                 -------------------------------
                                                     D. G. Mills
                                                     Senior Vice President

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                                   Lender:


                                      BANK OF AMERICA, N.A., (formerly
                                      NationsBank, N.A., (formerly The Boatmen's
                                      National Bank of St. Louis))


                                      By:   /s/ J. Stephen Mernick
                                            ------------------------------------
                                      Name:     J. Stephen Mernick
                                            ------------------------------------
                                      Title:    Managing Director
                                            ------------------------------------

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                                        Lender:


                                             NATIONAL BANK OF CANADA


                                             By:   /s/ Larry L. Sears
                                                   -----------------------------
                                             Name:     Larry L. Sears
                                                   -----------------------------
                                             Title:    Vice President & Manager
                                                   -----------------------------


                                             By:   /s/ Doug Clark
                                                   -----------------------------
                                             Name:     Doug Clark
                                                   -----------------------------
                                             Title:    Vice President
                                                   -----------------------------


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                                        Lender:


                                             LONGHORN CDO (CAYMAN) LTD

                                             By: MERRILL LYNCH ASSET
                                                 MANAGEMENT, L.P.,
                                                 as Investment Advisor


                                             By:   /s/ Colleen Cunniffe
                                                   -----------------------------
                                             Name:     Colleen Cunniffe
                                                   -----------------------------
                                             Title:    Vice President
                                                   -----------------------------


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                                        Lender:


                                             MERRILL LYNCH SENIOR FLOATING
                                             RATE FUND, INC.


                                             By:   /s/ Colleen Cunniffe
                                                   -----------------------------
                                             Name:     Colleen Cunniffe
                                                   -----------------------------
                                             Title:    Vice President
                                                   -----------------------------


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                                        Lender:


                                             WELLS FARGO BANK (TEXAS),
                                             NATIONAL ASSOCIATION

                                             By    /s/ T. Alan Smith
                                                   -----------------------------
                                             Name:     T. Alan Smith
                                                   -----------------------------
                                             Title:    Vice President
                                                   -----------------------------

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                                        Lender:


                                             VAN KAMPEN PRIME RATE INCOME TRUST

                                             By: VAN KAMPEN INVESTMENT ADVISORY
                                                 CORP.

                                             By:   /s/ Darvin D. Pierce
                                                   -----------------------------
                                             Name:     Darvin D. Pierce
                                                   -----------------------------
                                             Title:    Vice President
                                                   -----------------------------

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                                        Lender:


                                             CAPTIVA FINANCE LTD.


                                             By:    /s/ David Dyer
                                                   -----------------------------
                                             Name:      David Dyer
                                                   -----------------------------
                                             Title:     Director
                                                   -----------------------------

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Consented and agreed to as of the
date first above written:


                                             CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION, as Agent


                                             By: /s/ D. G. Mills
                                                 -------------------------------
                                                     D. G. Mills
                                                     Senior Vice President



                                             TPC HOLDING CORP.


                                             By:   /s/ Brian Bourque
                                                   -----------------------------
                                             Name:     Brian K. Bourque
                                                   -----------------------------
                                             Title:    Vice President - Finance
                                                   -----------------------------


                                             TEXAS PETROCHEMICAL HOLDINGS, INC.


                                             By:    /s/ Brian Bourque
                                                    ----------------------------
                                             Name:      Brian K. Bourque
                                                    ----------------------------
                                             Title:     Vice President - Finance
                                                    ----------------------------


                                             TEXAS BUTYLENE CHEMICAL CORPORATION


                                             By:    /s/ Brian Bourque
                                                    ----------------------------
                                             Name:      Brian K. Bourque
                                                    ----------------------------
                                             Title:     Vice President - Finance
                                                    ----------------------------